Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made as of the 16th day of April, 2007

AMONG:

CTT INTERNATIONAL DISTRIBUTORS INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at Suite 305 – South Tower, 5811 Cooney Road, Richmond, British Columbia, V6X 3M1, Canada

(“CTT”)

AND:

RELIABLECOM ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of CTT

(the "Acquirer")

AND:

RELIABLECOM, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 1942 Williamsbridge Road, Bronx, NY 10461

("Reliablecom")

AND:

KAPADIA HOLDINGS, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 1942 Williamsbridge Road, Bronx, NY 10461

(the “Reliablecom Shareholder”)

WHEREAS:

A.

Reliablecom is a Delaware corporation engaged in the business of _the distribution of prepaid phone cards;

B.

The Reliablecom Shareholder owns 20,000,000 Reliablecom Shares, which together with 10,000,000 Reliablecom Shares issuable immediately prior to the Closing of the transactions contemplated hereby pursuant to the conversion of outstanding Reliablecom indebtedness constitute 100% of the presently issued and outstanding Reliablecom Shares;

C.

CTT is a reporting company whose common stock is quoted on the NASD “Bulletin Board” and which is in the e-commerce business, buys and takes possession of excess electronic and computer inventory for resale and facilitates the sale of merchandise of other retailers, cataloguers or manufacturers through its website;

D.

The respective Boards of Directors of CTT, Reliablecom and the Acquirer deem it advisable and in the best interests of CTT, Reliablecom and the Acquirer that Reliablecom merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

E.

It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1

In this Agreement the following terms will have the following meanings:

(a)

“Acquisition Shares” means the 15,000,000 CTT Common Shares  and 300,000 CTT Preferred Shares to be issued to the shareholders of Reliablecom at Closing pursuant to the terms of the Merger;

(b)

“Agreement” means this agreement and plan of merger among CTT, the Acquirer, Reliablecom, and the Reliablecom Shareholder;

(c)

“CTT Accounts Payable and Liabilities” means all accounts payable and liabilities of CTT, on a consolidated basis, due and owing or otherwise constituting a binding obligation of CTT and its subsidiaries (other than a CTT Material Contract) as of September 30, 2006 as set forth is Schedule “B” hereto;

(d)

“CTT Accounts Receivable” means all accounts receivable and other debts owing to CTT, on a consolidated basis, as of September 30, 2006 as set forth in Schedule “C” hereto;

(e)

“CTT Assets” means the undertaking and all the property and assets of the CTT Business of every kind and description wheresoever situated including, without limitation, CTT Equipment, CTT Inventory, CTT Material Contracts, CTT Accounts Receivable, CTT Cash, CTT Intangible Assets and CTT Goodwill, and all credit cards, charge cards and banking cards issued to CTT;

(f)

“CTT Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of CTT and its subsidiaries or relating to the CTT Business as set forth in Schedule “D” hereto;

(g)

“CTT Business” means all aspects of any business conducted by CTT and its subsidiaries;

(h)

“CTT Cash” means all cash on hand or on deposit to the credit of CTT and its subsidiaries on the Closing Date;

(i)

“CTT Common Shares” means the shares of common stock in the capital of CTT;

(j)

“CTT Debt to Related Parties” means the debts owed by CTT and its subsidiaries to any affiliate, director or officer of CTT as described in Schedule “E” hereto;

(k)

“CTT Equipment” means all machinery, equipment, furniture, and furnishings used in the CTT Business, including, without limitation, the items more particularly described in Schedule “F” hereto;

(l)

“CTT Financial Statements” means, collectively, the audited consolidated financial statements of CTT for the fiscal year ended December 31, 2005, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of CTT for the nine month period ended September 30, 2006, true copies of which are attached as Schedule “A” hereto;

(m)

“CTT Goodwill” means the goodwill of the CTT Business including the right to all corporate, operating and trade names associated with the CTT Business, or any variations of such names as part of or in connection with the CTT Business, all books and records and other information relating to the CTT Business, all necessary licenses and authorizations and any other rights used in connection with the CTT Business;

(n)

“CTT Insurance Policies” means the public liability insurance and insurance against loss or damage to the CTT Assets and the CTT Business as described in Schedule “G” hereto;

(o)

“CTT Intangible Assets" means all of the intangible assets of CTT and its subsidiaries, including, without limitation, CTT Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of CTT and its subsidiaries;

(p)

“CTT Inventory” means all inventory and supplies of the CTT  Business as of  September 30, 2006, as set forth in Schedule “H” hereto;

(q)

“CTT Material Contracts” means the burden and benefit of and the right, title and interest of CTT and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which CTT or its subsidiaries are entitled whereunder CTT or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule “I” hereto;

(r)

“CTT Preferred Shares” means the shares of CTT series A preferred stock.

(s)

“Closing” means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(t)

“Closing Date” means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

(u)

“Effective Time” means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

(v)

“Merger” means the merger, at the Effective Time, of Reliablecom and the Acquirer pursuant to this Agreement and Plan of Merger;

(w)

“Merger Consideration” means the Acquisition Shares;

(x)

“Place of Closing” means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as CTT and Reliablecom may mutually agree upon;

(y)

“State Corporation Law” means the General Corporation Law of the State of Delaware;

(z)

“Surviving Company” means the Acquirer following the merger with Reliablecom;

(aa)

“Reliablecom Accounts Payable and Liabilities” means all accounts payable and liabilities of Reliablecom, due and owing or otherwise constituting a binding obligation of Reliablecom (other than a Reliablecom Material Contract) as of December 31, 2006 as set forth in Schedule “K” hereto;

(bb)

“Reliablecom Accounts Receivable” means all accounts receivable and other debts owing to Reliablecom, as of December 31, 2006 as set forth in Schedule “L” hereto;

(cc)

“Reliablecom Assets“ means the undertaking and all the property and assets of the Reliablecom Business of every kind and description wheresoever situated including, without limitation, Reliablecom Equipment, Reliablecom Inventory, Reliablecom Material Contracts, Reliablecom Accounts Receivable, Reliablecom Cash, Reliablecom Intangible Assets and Reliablecom Goodwill, and all credit cards, charge cards and banking cards issued to Reliablecom;

(dd)

“Reliablecom Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of Reliablecom or relating to the Reliablecom Business as set forth in Schedule “M” hereto;

(ee)

“Reliablecom Business” means all aspects of the business conducted by Reliablecom;

(ff)

“Reliablecom Cash” means all cash on hand or on deposit to the credit of Reliablecom on the Closing Date;

(gg)

“Reliablecom Debt to Related Parties” means the debts owed by Reliablecom and its subsidiaries to the Reliablecom Shareholder or to any family member thereof, or to any affiliate, director or officer of Reliablecom or the Reliablecom Shareholder as described in Schedule “N”;

(hh)

“Reliablecom Equipment” means all machinery, equipment, furniture, and furnishings used in the Reliablecom Business, including, without limitation, the items more particularly described in Schedule “O” hereto;

(ii)

“Reliablecom Financial Statements” means collectively, the audited consolidated financial statements of Reliablecom for the five month period from inception through December 31, 2006, together with the unqualified auditors' report thereon, true copies of which are attached as Schedule “J” hereto.  Subject to the consent of CTT, unaudited financial statements for the same period shall be acceptable;

(jj)

“Reliablecom Goodwill” means the goodwill of the Reliablecom Business together with the exclusive right of CTT to represent itself as carrying on the Reliablecom Business in succession of Reliablecom subject to the terms hereof, and the right to use any words indicating that the Reliablecom Business is so carried on including the right to use the name "Reliablecom” or “Reliablecom International" or any variation thereof as part of the name of or in connection with the Reliablecom Business or any part thereof carried on or to be carried on by Reliablecom, the right to all corporate, operating and trade names associated with the Reliablecom Business, or any variations of such names as part of or in connection with the Reliablecom Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Reliablecom Business, all necessary licenses and authorizations and any other rights used in connection with the Reliablecom Business;

(kk)

“Reliablecom Insurance Policies” means the public liability insurance and insurance against loss or damage to Reliablecom Assets and the Reliablecom Business as described in Schedule “P” hereto;

(ll)

“Reliablecom Intangible Assets” means all of the intangible assets of Reliablecom, including, without limitation, Reliablecom Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Reliablecom and its subsidiaries;

(mm)

“Reliablecom Inventory” means all inventory and supplies of the Reliablecom Business as of December 31, 2006 as set forth in Schedule “Q” hereto;

(nn)

“Reliablecom Material Contracts” means the burden and benefit of and the right, title and interest of Reliablecom in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Reliablecom is entitled in connection with the Reliablecom Business whereunder Reliablecom is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule “R” hereto; and

(oo)

“Reliablecom Shares” means all of the issued and outstanding shares of Reliablecom's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3

Any reference to a particular “Article”, “section”, “paragraph”, “clause” or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.  The Schedules to this Agreement are as follows:

Information concerning CTT

Schedule “A”

CTT Financial Statements

Schedule “B”

CTT Accounts Payable and Liabilities

Schedule “C”

CTT Accounts Receivable

Schedule “D”

CTT Bank Accounts

Schedule “E”

CTT Debts to Related Parties

Schedule “F”

CTT Equipment

Schedule “G”

CTT Insurance Policies

Schedule “H”

CTT Inventory

Schedule “I”

CTT Material Contracts

Information concerning Reliablecom

Schedule “J”

Reliablecom Financial Statements

Schedule “K”

Reliablecom Accounts Payable and Liabilities

Schedule “L”

Reliablecom Accounts Receivable

Schedule “M”

Reliablecom Bank Accounts

Schedule “N”

Reliablecom Debts to Related Parties

Schedule “O”

Reliablecom Equipment

Schedule “P”

Reliablecom Insurance Policies

Schedule “Q”

Reliablecom Inventory

Schedule “R”

Reliablecom Material Contracts

Agreements

Schedule “S”

Form of Subscription Agreement for Common Stock

Schedule “T”

Form of Employment Agreement between CTT and Sajid Kapadia

Schedule “U”

Form of Certificate of Designation of Series A Preferred Stock

Schedule “V”

Form of Standstill Agreement

Severability of Clauses

1.4

If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

ARTICLE 2

THE MERGER

The Merger

2.1

At Closing, Reliablecom shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of Reliablecom shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2

The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Reliablecom or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Reliablecom and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Reliablecom and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Reliablecom and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Reliablecom or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3

The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law.  The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Reliablecom as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law.  The Directors of the Acquirer at the Effective Time shall continue to be the Directors of Reliablecom.

Conversion of Securities

2.4

At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Reliablecom or the Reliablecom Shareholder or any other shareholder of Reliablecom, the shares of capital stock of each of Reliablecom and the Acquirer shall be converted as follows:

(a)

Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

(b)

Conversion of Reliablecom Shares. Each fifty (50) Reliablecom Shares that are issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of (i) CTT Common Shares equal to 15,000,000 divided by the number of Reliablecom Shares outstanding immediately prior to Closing, plus (ii) CTT Preferred Shares equal to 300,000 divided by the number of Reliablecom Shares outstanding immediately prior to Closing. All such Reliablecom Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5

The Reliablecom Shareholder agrees that it is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

(a)

the sale is to CTT;

(b)

the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

(c)

the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to CTT an opinion of counsel to that effect or such other written opinion as may be reasonably required by CTT.

The Reliablecom Shareholder acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:

NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

OF CTT

Representations and Warranties

3.1

CTT represents and warrants in all material respects to Reliablecom, with the intent that Reliablecom will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

CTT - Corporate Status and Capacity

(a)

Incorporation. CTT is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(b)

Carrying on Business. CTT does not currently conduct business, except for the actual operations of the corporation which are carried on in Vancouver, BC, Canada and does carry on any other material business activity in any other jurisdictions. CTT is duly authorized to carry on such business in Vancouver, BC, Canada.  The nature of the CTT Business does not require CTT to register or otherwise be qualified to carry on business in any other jurisdictions;

(c)

Corporate Capacity. CTT has the corporate power, capacity and authority to own the CTT Assets and to enter into and complete this Agreement;

(d)

Reporting Status; Listing. CTT is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the CTT Common Shares are quoted on the NASD "Bulletin Board”, and all reports required to be filed by CTT with the Securities and Exchange Commission or NASD have been timely filed;

Acquirer - Corporate Status and Capacity

(e)

Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(f)

Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

(g)

Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

CTT - Capitalization

(h)

Authorized Capital. The authorized capital of CTT consists of 30,000,000 CTT Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 11,017,101 CTT Common Shares are presently issued and outstanding, 300,000 CTT Preferred Shares are presently authorized and  no shares of undesignated preferred stock are presently issued or outstanding;

(i)

No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of CTT Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of CTT;

(j)

Capacity. CTT has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Acquirer Capitalization

(k)

Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.0001 par value, of which one share of common stock is presently issued and outstanding;

(l)

No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

(m)

Capacity. The Acquirer has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

CTT - Records and Financial Statements

(n)

Charter Documents. The charter documents of CTT and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of CTT or the Acquirer, as the case may be;

(o)

Corporate Minute Books. The corporate minute books of CTT and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by CTT and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of CTT and its subsidiaries. CTT and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

(p)

CTT Financial Statements. The CTT Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of CTT, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the CTT Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(q)

CTT Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of CTT or its subsidiaries which are not disclosed in Schedule “B” hereto or reflected in the CTT Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the CTT Financial Statements, and neither CTT nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of CTT and its subsidiaries as of September 30, 2006 are described in Schedule “B” hereto;

(r)

CTT Accounts Receivable. All the CTT Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of CTT, any claim by the obligor for set-off or counterclaim;

(s)

CTT Bank Accounts. All of the CTT Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule “D” hereto;

(t)

No Debt to Related Parties. Except as disclosed in Schedule “E” hereto, neither CTT nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of CTT except accounts payable on account of bona fide business transactions of CTT incurred in normal course of the CTT Business, including employment agreements, none of which are more than 30 days in arrears;

(u)

No Related Party Debt to CTT. No director or officer or affiliate of CTT is now indebted to or under any financial obligation to CTT or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(v)

No Dividends. No dividends or other distributions on any shares in the capital of CTT have been made, declared or authorized since the date of CTT Financial Statements;

(w)

No Payments. No payments of any kind have been made or authorized since the date of the CTT Financial Statements to or on behalf of officers, directors, shareholders or employees of CTT or its subsidiaries or under any management agreements with CTT or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(x)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting CTT or its subsidiaries;

(y)

No Adverse Events. Since the date of the CTT Financial Statements

(i)

there has not been any material adverse change in the financial position or condition of CTT, its subsidiaries, its liabilities or the CTT Assets or any damage, loss or other change in circumstances materially affecting CTT, the CTT Business or the CTT Assets or CTT’ right to carry on the CTT Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting CTT, its subsidiaries, the CTT Business or the CTT Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by CTT to any of CTT’ officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the CTT Business has been and continues to be carried on in the ordinary course,

(v)

CTT has not waived or surrendered any right of material value,

(vi)

Neither CTT nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

CTT - Income Tax Matters

(z)

Tax Returns. All tax returns and reports of CTT and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by CTT and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(aa)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by CTT or its subsidiaries.  CTT is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

CTT - Applicable Laws and Legal Matters

(bb)

Licenses. CTT and its subsidiaries hold all licenses and permits as may be requisite for carrying on the CTT Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the CTT Business;

(cc)

Applicable Laws. Neither CTT nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the CTT Business, and to CTT’ knowledge, neither CTT nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the CTT Business;

(dd)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to CTT, its subsidiaries, the CTT Business, or any of the CTT Assets nor does CTT have any knowledge of any deliberate act or omission of CTT or its subsidiaries that would form any material basis for any such action or proceeding;

(ee)

No Bankruptcy. Neither CTT nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against CTT or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of CTT or its subsidiaries;

(ff)

Labor Matters. Neither CTT nor its subsidiaries are party to any collective agreement relating to the CTT Business with any labor union or other association of employees and no part of the CTT Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of CTT, has made any attempt in that regard;

(gg)

Finder's Fees. Neither CTT nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(hh)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of CTT and the Acquirer;

(ii)

No Violation or Breach. The execution and performance of this Agreement will not:

(i)

violate the charter documents of CTT or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which CTT or its subsidiaries are party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, the CTT Material Contracts, or any right or rights enjoyed by CTT or its subsidiaries,

(iii)

result in any alteration of CTT’ or its subsidiaries’ obligations under any agreement to which CTT or its subsidiaries are party including, without limitation, the CTT Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the CTT Assets,

(v)

result in the imposition of any tax liability to CTT or its subsidiaries relating to the CTT Assets, or

(vi)

violate any court order or decree to which either CTT or its subsidiaries are subject;

The CTT Assets - Ownership and Condition

(jj)

Business Assets. The CTT Assets comprise all of the property and assets of the CTT Business, and no other person, firm or corporation owns any assets used by CTT or its subsidiaries in operating the CTT Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules “F” or “I” hereto;

(kk)

Title. CTT or its subsidiaries are the legal and beneficial owner of the CTT Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules “F” or “I” hereto;

(ll)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the CTT Assets;

(mm)

CTT Insurance Policies. CTT and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the CTT Assets and the CTT Business as described in Schedule “G” hereto;

(nn)

CTT Material Contracts. The CTT Material Contracts listed in Schedule “I” constitute all of the material contracts of CTT and its subsidiaries;

(oo)

No Default. There has not been any default in any material obligation of CTT or any other party to be performed under any of the CTT Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule “I” hereto), and CTT is not aware of any default in the obligations of any other party to any of the CTT Material Contracts;

(pp)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of CTT or its subsidiaries. Neither CTT nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

CTT Assets - CTT Equipment

(qq)

CTT Equipment. The CTT Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

CTT Assets - CTT Goodwill and Other Assets

(rr)

CTT Goodwill. CTT and its subsidiaries does not carry on the CTT Business under any other business or trade names. CTT does not have any knowledge of any infringement by CTT or its subsidiaries of any patent, trademarks, copyright or trade secret;

The CTT Business

(ss)

Maintenance of Business. Since the date of the CTT Financial Statements, CTT and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(tt)

Subsidiaries. Except for the Acquirer and CTT Distributors Ltd., CTT does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

CTT - Acquisition Shares

(uu)

Acquisition Shares. The Acquisition Shares when delivered to the holders of Reliablecom Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of CTT, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2

The representations and warranties of CTT contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Reliablecom or the Reliablecom Shareholder, the representations and warranties of CTT shall survive the Closing.

Indemnity

3.3

CTT agrees to indemnify and save harmless Reliablecom and the Reliablecom Shareholder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of CTT to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by CTT to Reliablecom or the Reliablecom Shareholder hereunder.

ARTICLE 4

COVENANTS OF CTT

Covenants

4.1

CTT covenants and agrees with Reliablecom that it will:

(a)

Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use its best efforts to preserve the CTT Business and the CTT Assets and, without limitation, preserve for Reliablecom CTT’s and its subsidiaries’ relationships with any third party having business relations with them;

(c)

Access. Until the Closing, give Reliablecom, the Reliablecom Shareholder, and their representatives full access to all of the properties, books, contracts, commitments and records of CTT, and furnish to Reliablecom, the Reliablecom Shareholder and their representatives all such information as they may reasonably request;

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the CTT Assets notwithstanding the change in control of Reliablecom arising from the Merger;

(e)

Name Change. Immediately after the execution of this Agreement, take such steps are required to change the name of CTT to “SK3 Group Inc.” or such similar name as may be acceptable to the board of directors of Reliablecom;

(f)

Employment Agreement.  On or prior to Closing, take such steps as are required to enter into an employment agreement with Sajid Kapedia as may be acceptable to both parties;

(g)

Stock Dividend.  Prior to the Closing Date, CTT shall effectuate a two-for-one dividend on the CTT Common Shares;

(h)

Return of Shares.  Concurrently with the execution of this Agreement, Amit Sankhala shall return to CTT without further consideration 2,000,000 CTT Common Shares which he currently owns.  Concurrently with the Closing, Amit Sankhala shall return to CTT without further consideration 18,000,000 CTT Common Shares which he then owns, including shares issuable to him as a result of the stock dividend referenced in subsection (g) above;

(i)

Filing of 14f-1  More than ten days prior to the Closing Date, CTT shall file with the Securities and Exchange Commission a report on Form 14f-1 disclosing the change in control of CTT;

(j)

Resignation of Amit Sankhala; Appointment of Sajid Kapadia.  Upon the execution of this Agreement, Amit Sankhala shall resign from all positions he holds as an officer of CTT. Upon the execution of this Agreement, Sajid Kapadia shall be appointed as President, Chief Financial Officer, and Secretary of CTT; and

(k)

Change of Address.  Upon the execution of this Agreement, CTT shall change it executive office address to 500 Mamaroneck Avenue, Harrison, New York, 10528.

Authorization

4.2

CTT hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting CTT and its subsidiaries to release any and all information in their possession respecting CTT and its subsidiaries to Reliablecom. CTT shall promptly execute and deliver to Reliablecom any and all consents to the release of information and specific authorizations which Reliablecom reasonably requires to gain access to any and all such information.

Survival

4.3

The covenants set forth in this Article shall survive the Closing for the benefit of Reliablecom and the Reliablecom Shareholder.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF

THE RELIABLECOM SHAREHOLDER

Representations and Warranties

5.1

The Reliablecom Shareholder represents and warrants in all material respects to CTT, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Reliablecom - Corporate Status and Capacity

(a)

Incorporation. Reliablecom is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(b)

Carrying on Business. Reliablecom carries on business primarily in the Commonwealth of Pennsylvania and does not carry on any material business activity in any other jurisdiction. Reliablecom has an office in Exton, Pennsylvania and in no other locations. The nature of the Reliablecom Business does not require Reliablecom to register or otherwise be qualified to carry on business in any other jurisdiction;

(c)

Corporate Capacity. Reliablecom has the corporate power, capacity and authority to own Reliablecom Assets, to carry on the Business of Reliablecom and to enter into and complete this Agreement;

Reliablecom - Capitalization

(d)

Authorized Capital. The authorized capital of Reliablecom consists of 50,000,000 shares of common stock, $.001 par value per share;

(e)

Ownership of Reliablecom Shares. The issued and outstanding share capital of Reliablecom will on Closing consist of 30,000,000 common shares (being the Reliablecom Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Reliablecom Shareholder will be at Closing the registered and beneficial owner of 20,000,000 Reliablecom Shares. The Reliablecom Shares owned by the Reliablecom Shareholder, as well as all other outstanding Reliablecom Shares, will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(f)

No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Reliablecom Shares held by the Reliablecom Shareholder or for the purchase, subscription or issuance of any of the unissued shares in the capital of Reliablecom;

(g)

No Restrictions. There are no restrictions on the transfer, sale or other disposition of Reliablecom Shares contained in the charter documents of Reliablecom or under any agreement;

Reliablecom - Records and Financial Statements

(h)

Charter Documents. The charter documents of Reliablecom have not been altered since its incorporation date, except as filed in the record books of Reliablecom;

(i)

Corporate Minute Books. The corporate minute books of Reliablecom are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Reliablecom which required director or shareholder approval are reflected on the corporate minute books of Reliablecom. Reliablecom is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

(j)

Reliablecom Financial Statements. The Reliablecom Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Reliablecom, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the Reliablecom Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(k)

Reliablecom Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Reliablecom which are not disclosed in Schedule “K” hereto or reflected in the Reliablecom Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Reliablecom Financial Statements, and Reliablecom has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Reliablecom as of December 31, 2006 are described in Schedule “K” hereto;

(l)

Reliablecom Accounts Receivable. All Reliablecom Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Reliablecom, any claim by the obligor for set-off or counterclaim;

(m)

Reliablecom Bank Accounts. All of the Reliablecom Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule “M” hereto;

(n)

No Debt to Related Parties. Except as disclosed in Schedule “N” hereto, Reliablecom is not, and on Closing will not be, materially indebted to the Reliablecom Shareholder nor to any family member thereof, nor to any affiliate, director or officer of Reliablecom or the Reliablecom Shareholder except accounts payable on account of bona fide business transactions of Reliablecom incurred in normal course of Reliablecom Business, including employment agreements with the Reliablecom Shareholder, none of which are more than 30 days in arrears;

(o)

No Related Party Debt to Reliablecom. Neither the Reliablecom Shareholder nor any director, officer or affiliate of Reliablecom are now indebted to or under any financial obligation to Reliablecom on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(p)

No Dividends. No dividends or other distributions on any shares in the capital of Reliablecom have been made, declared or authorized since the date of the Reliablecom Financial Statements;

(q)

No Payments. No payments of any kind have been made or authorized since the date of the Reliablecom Financial Statements to or on behalf of the Reliablecom Shareholder or to or on behalf of officers, directors, shareholders or employees of Reliablecom or under any management agreements with Reliablecom, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(r)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Reliablecom;

(s)

No Adverse Events. Since the date of the Reliablecom Financial Statements:

(i)

there has not been any material adverse change in the consolidated financial position or condition of Reliablecom, its liabilities or the Reliablecom Assets or any damage, loss or other change in circumstances materially affecting Reliablecom, the Reliablecom Business or the Reliablecom Assets or Reliablecom’s right to carry on the Reliablecom Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Reliablecom, the Reliablecom Business or the Reliablecom Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by Reliablecom to the Reliablecom Shareholder or to any of Reliablecom's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the Reliablecom Business has been and continues to be carried on in the ordinary course,

(v)

Reliablecom has not waived or surrendered any right of material value,

(vi)

Reliablecom has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Reliablecom - Income Tax Matters

(t)

Tax Returns. All tax returns and reports of Reliablecom required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Reliablecom or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(u)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Reliablecom. Reliablecom is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Reliablecom - Applicable Laws and Legal Matters

(v)

Licenses. Reliablecom holds all licenses and permits as may be requisite for carrying on the Reliablecom Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Reliablecom Business;

(w)

Applicable Laws. Reliablecom has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Reliablecom Business, and, to Reliablecom’s knowledge, Reliablecom is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Reliablecom Business;

(x)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Reliablecom, the Reliablecom Business, or any of the Reliablecom Assets, nor does Reliablecom have any knowledge of any deliberate act or omission of Reliablecom that would form any material basis for any such action or proceeding;

(y)

No Bankruptcy. Reliablecom has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Reliablecom and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Reliablecom;

(z)

Labor Matters. Reliablecom is not a party to any collective agreement relating to the Reliablecom Business with any labor union or other association of employees and no part of the Reliablecom Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Reliablecom, has made any attempt in that regard and Reliablecom has no reason to believe that any current employees will leave Reliablecom's employ as a result of this Merger.

(aa)

Finder's Fees. Reliablecom is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(bb)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Reliablecom;

(cc)

No Violation or Breach. The execution and performance of this Agreement will not

(i)

violate the charter documents of Reliablecom or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Reliablecom is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, Reliablecom Material Contracts, or any right or rights enjoyed by Reliablecom,

(iii)

result in any alteration of Reliablecom's obligations under any agreement to which Reliablecom is a party including, without limitation, the Reliablecom Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Reliablecom Assets,

(v)

result in the imposition of any tax liability to Reliablecom relating to Reliablecom Assets or the Reliablecom Shares, or

(vi)

violate any court order or decree to which either Reliablecom is subject;

Reliablecom Assets - Ownership and Condition

(dd)

Business Assets. The Reliablecom Assets comprise all of the property and assets of the Reliablecom Business, and neither the Reliablecom Shareholder nor any other person, firm or corporation owns any assets used by Reliablecom in operating the Reliablecom Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules “O” or “R” hereto;

(ee)

Title. Reliablecom is the legal and beneficial owner of the Reliablecom Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules “O” or “R” hereto;

(ff)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Reliablecom Assets;

(gg)

Reliablecom Insurance Policies. Reliablecom maintains the public liability insurance and insurance against loss or damage to the Reliablecom Assets and the Reliablecom Business as described in Schedule “P” hereto;

(hh)

Reliablecom Material Contracts. The Reliablecom Material Contracts listed in Schedule “R” constitute all of the material contracts of Reliablecom;

(ii)

No Default. There has not been any default in any material obligation of Reliablecom or any other party to be performed under any of Reliablecom Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule “R”), and Reliablecom is not aware of any default in the obligations of any other party to any of the Reliablecom Material Contracts;

(jj)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Reliablecom.  Reliablecom is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Reliablecom Assets - Reliablecom Equipment

(kk)

Reliablecom Equipment. The Reliablecom Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Reliablecom Assets - Reliablecom Goodwill and Other Assets

(ll)

Reliablecom Goodwill. Reliablecom carries on the Reliablecom Business only under the name "Reliablecom Incorporated" and variations thereof and under no other business or trade names. Reliablecom does not have any knowledge of any infringement by Reliablecom of any patent, trademark, copyright or trade secret;

The Business of Reliablecom

(mm)

Maintenance of Business. Since the date of the Reliablecom Financial Statements, the Reliablecom Business has been carried on in the ordinary course and Reliablecom has not entered into any material agreement or commitment except in the ordinary course; and

(nn)

Subsidiaries. Reliablecom does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Reliablecom does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2

The representations and warranties of the Reliablecom Shareholder contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by CTT, the representations and warranties of the Reliablecom Shareholder shall survive the Closing.

Indemnity

5.3

The Reliablecom Shareholder agrees to indemnify and save harmless CTT from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Reliablecom Shareholder to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Reliablecom Shareholder to CTT hereunder.

ARTICLE 6

COVENANTS OF RELIABLECOM AND

THE RELIABLECOM SHAREHOLDER

Covenants

6.1

Reliablecom and the Reliablecom Shareholder covenant and agree with CTT that they will:

(a)

Conduct of Business. Until the Closing, conduct the Reliablecom Business diligently and in the ordinary course consistent with the manner in which the Reliablecom Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use their best efforts to preserve the Reliablecom Business and the Reliablecom Assets and, without limitation, preserve for CTT Reliablecom’s relationships with their suppliers, customers and others having business relations with them;

(c)

Access. Until the Closing, give CTT and its representatives full access to all of the properties, books, contracts, commitments and records of Reliablecom relating to Reliablecom, the Reliablecom Business and the Reliablecom Assets, and furnish to CTT and its representatives all such information as they may reasonably request;

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Reliablecom Assets, including the Reliablecom Material Contracts, notwithstanding the change in control of Reliablecom arising from the Merger;

(e)

Reporting and Internal Controls. From and after the Effective Time, the Reliablecom Shareholder shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and CTT comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

(f)

Audited Financial Statements.  Immediately upon execution of this Agreement, cause to be prepared audited financial statements of Reliablecom in compliance with the requirements of Regulation SB as promulgated by the Securities and Exchange Commission, such audited financial statements to be provided no later than the Closing Date;

(l)

Employment Agreement.  On or prior to Closing, take such steps as are required to have Sajid Kapedia enter into an employment agreement with CTT as may be acceptable to both parties; and

(m)

Standstill Agreement.  On or prior to the Closing, the Reliablecom Shareholder shall enter into the Standstill Agreement in the form attached as Schedule V.

Authorization

6.2

Reliablecom hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Reliablecom to release any and all information in their possession respecting Reliablecom to CTT.  Reliablecom shall promptly execute and deliver to CTT any and all consents to the release of information and specific authorizations which CTT reasonably require to gain access to any and all such information.

Survival

6.3

The covenants set forth in this Article shall survive the Closing for the benefit of CTT.

ARTICLE 7

CONDITIONS PRECEDENT

Conditions Precedent in favor of CTT

7.1

CTT’s obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to CTT hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by Reliablecom or the Reliablecom Shareholder at or prior to the Closing will have been complied with or performed;

(c)

CTT shall have completed its review and inspection of the books and records of Reliablecom and shall be satisfied with same in all material respects;

(d)

title to the Reliablecom Shares held by the Reliablecom Shareholder and to the Reliablecom Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

(e)

the Certificate of Merger shall be executed by Reliablecom in form acceptable for filing with the Delaware Secretary of State;

(f)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of Reliablecom, its liabilities or the Reliablecom Assets or any damage, loss or other change in circumstances materially and adversely affecting the Reliablecom Business or the Reliablecom Assets or Reliablecom's right to carry on the Reliablecom Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Reliablecom or the Reliablecom Business (whether or not covered by insurance) materially and adversely affecting Reliablecom, the Reliablecom Business or the Reliablecom Assets;

(g)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

(h)

An aggregate of $6,500,000 of CTT Common Shares shall have been sold in a private placement offering for a minimum of $2.00 per share.

Waiver by CTT

7.2

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of CTT and any such condition may be waived in whole or in part by CTT at or prior to Closing by delivering to Reliablecom a written waiver to that effect signed by CTT. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, CTT shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Reliablecom and the Reliablecom Shareholder

7.3

The obligation of Reliablecom and the Reliablecom Shareholder to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to Reliablecom hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by CTT at or prior to the Closing will have been complied with or performed;

(c)

Reliablecom shall have completed its review and inspection of the books and records of CTT and its subsidiaries and shall be satisfied with same in all material respects;

(d)

CTT will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to Reliablecom at the Closing and the Acquisition Shares will be registered on the books of CTT in the name of the holder of Reliablecom Shares at the Effective Time;

(e)

title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(f)

the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

(g)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of CTT, its subsidiaries, their liabilities or the CTT Assets or any damage, loss or other change in circumstances materially and adversely affecting CTT, the CTT Business or the CTT Assets or CTT’ right to carry on the CTT Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to CTT or the CTT Business (whether or not covered by insurance) materially and adversely affecting CTT, its subsidiaries, the CTT Business or the CTT Assets;

(h)

CTT’s issued and outstanding common share capital shall be reduced to 3,017,101 CTT Common Shares, by the return to treasury of an aggregate of 8,000,000 (pre-dividend) CTT Common Shares and CTT shall have received a release in form satisfactory to Reliablecom from the persons returning such shares in that regard;

(i)

the 14f-1 shall have been filed by CTT with the SEC;

(j)

the name of CTT shall have been changed to “SK3 Group Inc.” or such similar name as may be acceptable to the board of directors of Reliablecom;

(k)

The two-for-one stock dividend shall have been effectuated;

(l)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

(m)

An aggregate of $6,500,000 of CTT Common Shares shall have been sold in a private placement offering.

Waiver by Reliablecom and the Reliablecom Shareholder

7.4

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Reliablecom and the Reliablecom Shareholder and any such condition may be waived in whole or in part by Reliablecom or the Reliablecom Shareholder at or prior to the Closing by delivering to CTT a written waiver to that effect signed by Reliablecom and the Reliablecom Shareholder. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Reliablecom and the Reliablecom Shareholder shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5

The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6

Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before June 30, 2007, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7

Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Reliablecom and CTT and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that CTT will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of CTT’ filings with the Securities and Exchange Commission.

ARTICLE 8

RISK

Material Change in the Business of Reliablecom

8.1

If any material loss or damage to the Reliablecom Business occurs prior to Closing and such loss or damage, in CTT's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, CTT shall, within two (2) days following any such loss or damage, by notice in writing to Reliablecom, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to CTT' obligations to carry out the transactions contemplated hereby, be vested in Reliablecom or otherwise adequately secured to the satisfaction of CTT on or before the Closing Date.

Material Change in the CTT Business

8.2

If any material loss or damage to the CTT Business occurs prior to Closing and such loss or damage, in Reliablecom's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Reliablecom shall, within two (2) days following any such loss or damage, by notice in writing to CTT, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Reliablecom's obligations to carry out the transactions contemplated hereby, be vested in CTT or otherwise adequately secured to the satisfaction of Reliablecom on or before the Closing Date.

ARTICLE 9

CLOSING

Closing

9.1

The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Reliablecom

9.2

On or before the Closing, Reliablecom and the Reliablecom Shareholder will deliver or cause to be delivered to CTT:

(a)

the original or certified copies of the charter documents of Reliablecom and all corporate records documents and instruments of Reliablecom, the corporate seal of Reliablecom and all books and accounts of Reliablecom;

(b)

all reasonable consents or approvals required to be obtained by Reliablecom for the purposes of completing the Merger and preserving and maintaining the interests of Reliablecom under any and all Reliablecom Material Contracts and in relation to Reliablecom Assets;

(c)

certified copies of such resolutions of the shareholder and director of Reliablecom as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(d)

an acknowledgement from Reliablecom and the Reliablecom Shareholder of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(e)

the Certificate of Merger, duly executed by Reliablecom; and

(f)

such other documents as CTT may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by CTT

9.3

On or before the Closing, CTT shall deliver or cause to be delivered to Reliablecom and the Reliablecom Shareholder:

(a)

share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Reliablecom Common Stock;

(b)

certified copies of such resolutions of the directors of CTT as are required to be passed to authorize the execution, delivery and implementation of this Agreement, together with the appointment of Sajid Kapedia as a member of the Board of Directors of CTT;

(c)

a certified copy of a resolution of the directors of CTT dated as of the Closing Date appointing the nominees of Reliablecom as officers of Reliablecom;

(d)

an undated resolution of the directors of CTT appointing the nominees of the Reliablecom Shareholder listed below in Article 10 to the board of directors of CTT;

(e)

a certified copy of the CTT certificate of designation authorizing the Series A Preferred Stock;

(f)

an acknowledgement from CTT of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(g)

documentation evidencing the return to treasury of 20,000,000 CTT Common Shares and release in form satisfactory to Reliablecom from the persons returning such shares;

(h)

the Certificate of Merger, duly executed by the Acquirer; and

(i)

such other documents as Reliablecom may reasonably require to give effect to the terms and intention of this Agreement.

ARTICLE 10

POST-CLOSING MATTERS

Forthwith after the Closing, CTT, Reliablecom and the Reliablecom Shareholder agree to use all their best efforts to:

(a)

file the Certificate of Merger with Secretary of State of the State of Delaware;

(b)

issue a news release reporting the Closing;

(c)

file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and which includes audited financial statements of Reliablecom as well as pro forma financial information of Reliablecom and CTT as required by Regulation SB as promulgated by the Securities and Exchange Commission; and

(d)

file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Reliablecom Shareholder.

ARTICLE 11

GENERAL PROVISIONS

Arbitration

11.1

The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith.  If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2

Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier.

Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3

The address for service of notice of each of the parties hereto is as follows:

(a)

CTT or the Acquirer:

CTT International Distributors Inc.

Suite 305 – South Tower

5811 Cooney Road

Richmond, BC V6X 3M1 Canada

Phone:  (604) 733-2600

Telecopier: (___) ___-______

(b)

Reliablecom or the Reliablecom Shareholder

Reliablecom, Inc.

1942 Williamsbridge Road

Bronx, NY 10461

Phone:  (718) 887-9285

Telecopier: (718) 792-5130

Change of Address

11.4

Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5

Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6

Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7

The provisions contained herein constitute the entire agreement among Reliablecom, the Reliablecom Shareholder, the Acquirer and CTT respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Reliablecom, the Reliablecom Shareholder, the Acquirer and CTT with respect to the subject matter hereof.

Enurement

11.8

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9

This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10

This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11

This Agreement is subject to the laws of the State of New York.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

           CTT INTERNATIONAL DISTRIBUTORS INC.

By: /s/ AMIT SANKHALA

Amit Sankhala, President

RELIABLECOM ACQUISITION CORP.

By: /s/ AMIT SANKHALA

Amit Sankhala, President

RELIABLECOM, INC.

By: /s/ SAJID KAPADIA

Sajid Kapadia, President

KAPADIA HOLDINGS, INC.

By: /s/ SAJID KAPADIA

Sajid Kapadia, President